Exhibit 10.4

Ralcorp Holdings, Inc.

Second Amendment

Dated as of July 9, 2008

to

Note Purchase Agreements dated as of May 22, 2003

and

$150,000,000 Floating Rate Senior Notes, Series A,
due May 22, 2010

$145,000,000 4.24% Senior Notes, Series B,
due December 22, 2010

$50,000,000 5.43% Senior Notes, Series C,
due December 22, 2013

$75,000,000 4.76% Senior Notes, Series D,
due December 22, 2013

$100,000,000 5.57% Senior Notes, Series E,
due December 21, 2015

$75,000,000 5.43% Senior Notes, Series F,
due December 21, 2012

$50,000,000 Floating Rate Senior Notes, Series G,
due February 22, 2011

$50,000,000 Floating Rate Senior Notes, Series H,
due February 22, 2011

$75,000,000 5.56% Senior Notes, Series I, Tranche A
due January 18, 2019

$25,000,000 5.58% Senior Notes, Series I, Tranche B
due January 18, 2019

$100,000,000 5.93% Senior Notes, Series J
due May 11, 2022

Table of Contents

(Not a part of this Second Amendment)

Section	Heading Page

Section 1.	Amendments To Note Purchase Agreements..........................................................................2

Section 2.	Conditions Precedent.....................................................................................................................3

Section 3.	Representations and Warranties..............................................................................................4

Section 4.	Miscellaneous..................................................................................................................................5

Schedule I        —           Name of Holders and Principal Amount of Notes

Exhibit A          —           Form of Opinion of Special Counsel for the Company

Dated as of
July 9, 2008
To each of the holders
listed in Schedule I to
this Second Amendment

Ladies and Gentlemen:
Reference is made to (i) the separate Note Purchase Agreements, each dated as of May 22, 2003 (the “Original Note Purchase Agreements”), by and between Ralcorp Holdings, Inc., a Missouri corporation (the “Company”), and each of the purchasers of the $150,000,000 aggregate principal amount of Floating Rate Senior Notes, Series A, due May 22, 2010 (the “Series A Notes”) of the Company issued pursuant thereto; (ii) the First Supplement to Note Purchase Agreements, dated as of December 22, 2003 (the “First Supplement”), between the Company and the purchasers of the $145,000,000 aggregate principal amount of 4.24% Senior Notes, Series B, due December 22, 2010 (the “Series B Notes”) of the Company issued pursuant thereto; (iii) the Second Supplement to Note Purchase Agreements, dated as of December 22, 2003 (the “Second Supplement”), between the Company and the purchasers of the $50,000,000 aggregate principal amount of 5.43% Senior Notes, Series C, due December 22, 2013 (the “Series C Notes”) of the Company issued pursuant thereto; (iv) the Third Supplement to Note Purchase Agreements dated, as of December 22, 2003 (the “Third Supplement”), between the Company and the purchasers of the $75,000,000 aggregate principal amount of 4.76% Senior Notes, Series D, due December 22, 2013 (the “Series D Notes”) of the Company issued pursuant thereto; (v) the Fourth Supplement to Note Purchase Agreements, dated as of December 21, 2005 (the “Fourth Supplement”), between the Company and the purchasers of the $100,000,000 aggregate principal amount of 5.57% Senior Notes, Series E, due December 21, 2015 (the “Series E Notes”) of the Company issued pursuant thereto; (vi) the Fifth Supplement to Note Purchase Agreements, dated as of December 21, 2005 (the “Fifth Supplement”), between the Company and the purchasers of the $75,000,000 aggregate principal amount of 5.43% Senior Notes, Series F, due December 21, 2012 (the “Series F Notes”); (vii) the Sixth Supplement to Note Purchase Agreements dated as of February 22, 2006 (the “Sixth Supplement”), between the Company and the purchasers of the $50,000,000 aggregate principal amount of Floating Rate Senior Notes, Series G, due February 22, 2011 (the “Series G Notes”); (viii) the Seventh Supplement to Note Purchase Agreements, dated as of February 22, 2006 (the “Seventh Supplement”), between the Company and the purchasers of the $50,000,000 aggregate principal amount of Floating Rate Senior Notes, Series H, due February 22, 2011 (the “Series H Notes”); (ix) the Eighth Supplement to Note Purchase Agreements, dated as of January 18, 2007 (the “Eighth Supplement”), between the Company and the purchasers of the $75,000,000 aggregate principal amount 5.56% Senior Notes, Series I, Tranche A, due January 18, 2019 and the $25,000,000 aggregate principal amount 5.58% Senior Notes, Series I, Tranche B, due January 18, 2019 (the “Series I Notes”); (x) the Ninth Supplement to the Note Purchase Agreements, dated as of May 11, 2007 (the “Ninth Supplement”), between the Company and the purchasers of the $100,000,000 5.93% Senior Notes, Series J, due May 11, 2022 (the “Series J Notes” and together with the Series A Notes, the Series B Notes, the Series C Notes, the Series D Notes, Series E Notes, Series F Notes, Series G Notes, Series H Notes and the Series I Notes, the “Notes”) of

the Company issued pursuant thereto; and (vii) the First Amendment to the Original Note Purchase Agreements and the Notes, dated as of December 22, 2005 (the “First Amendment”).  The Original Note Purchase Agreements, as supplemented by the First through Ninth Supplements and the First Amendment, are referred to herein collectively as the “Note Purchase Agreements.”  Capitalized terms used in this Second Amendment (this “Second Amendment”) without definition shall have the meanings given such terms in the Note Purchase Agreements.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company requests the amendment of certain provisions of the Notes and the Note Purchase Agreements as hereinafter provided.

Upon your acceptance hereof in the manner hereinafter provided and upon satisfaction of all conditions to the effectiveness hereof and receipt by the Company of similar acceptances from the Required Holders, this Second Amendment shall be effective, but only in the respects hereinafter set forth:

Section 1.	Amendments To Note Purchase Agreements.

Section 1.1.  Section 8.3(g) of the Note Purchase Agreements is hereby amended as of the date set forth in Section 2(c) hereof by inserting “(a)” after the word “if” in the first sentence, replacing the period at the end of the definition of “Change in Control” with “, or” and by inserting “(b)  a “change in control” (as defined therein) occurs under any of the Company’s other outstanding indebtedness” as the last line of the definition of “Change in Control”.

Section 1.2.  Section 9.7(a) of the Note Purchase Agreements is hereby amended as of the date hereof by inserting “or a Guaranty or direct liability with respect to any or all present or future Debt of the Company” after the word “Agreement” in said Section 9.7(a).

Section 1.3.  Section 10.5 of the Note Purchase Agreements is hereby amended as of the date hereof by inserting “any Lien on the” in place of “any of the” in the third line of the preamble to such Section 10.5.

Section 1.4.  The definition of “Priority Debt” set forth on Schedule B to the Note Purchase Agreements is hereby amended as of the date hereof by deleting the phrase “whether as direct obligors or guarantors under the Bank Agreement”.

Section 1.5.  The definition of “Subsidiary Guarantor” set forth on Schedule B to the Note Purchase Agreements is hereby amended as of the date hereof by adding to the end thereof “or as a guarantor or direct obligor in respect of any other Debt of the Company; provided, however, that if such Subsidiary is organized in a jurisdiction other than the United States or Canada, then solely for purposes of determining “Priority Debt”, such Subsidiary shall not be deemed a Subsidiary Guarantor unless the Company provides to each holder of Notes a written opinion of independent counsel addressed to the holders of Notes to the effect that the Subsidiary Guarantee of such Subsidiary Guarantor has been duly authorized, executed and delivered by such Subsidiary Guarantor and constitutes a legal, valid and binding obligation enforceable against such Subsidiary Guarantor in accordance with its terms, subject to usual and customary exceptions and assumptions reasonably satisfactory to the Required Holders at the time such Subsidiary becomes obligated as a guarantor or direct obligor in respect of any other Debt of the Company”.

Section 1.6.  A new definition of “Second Amendment” is hereby added in alphabetical order to Schedule B to the Note Purchase Agreement as of the date hereof as follows:

“Second Amendment” means that certain Second Amendment, dated as of July 9, 2008, to Note Purchase Agreements, dated as of May 22, 2003, entered into between the Company and the holders of the Notes signatory thereto.

Section 2.	Conditions Precedent.

This Second Amendment shall not become effective until, and shall become effective on, the Business Day when each of the following conditions shall have been satisfied:

(a)  The consummation of the acquisition of the Post cereals business by the Company and the assumption of indebtedness related thereto, all as described in that Preliminary Offering Memorandum dated June 27, 2008 (the “Preliminary Offering Memorandum”), shall have been completed concurrently with this Second Amendment.

(b)  Each holder shall have received this Second Amendment, duly executed by the Company.

(c)  The Required Holders shall have consented to this Second Amendment as evidenced by their execution thereof, provided that Section 1.1 shall not become effective until all holders shall have consented hereto.

(d)  The representations and warranties of the Company set forth in Section 3 hereof shall be true and correct as of the date of the execution and delivery of this Second Amendment.

(e)  Any consents or approvals from any holder or holders of any outstanding security or indebtedness of the Company and any amendments of agreements pursuant to which any securities or indebtedness may have been issued which shall be necessary to permit the consummation of the transactions contemplated hereby shall have been obtained and all such consents or amendments shall be reasonably satisfactory in form and substance to the holders and their special counsel.

(f)  All corporate and other proceedings in connection with the transactions contemplated by this Second Amendment and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

(g)  Each holder shall have received such certificates of officers of the Company as it may reasonably request with respect to this Second Amendment and the transactions contemplated hereby.

(h)  Each holder shall have received opinions in form and substance satisfactory to them, dated the date of this Second Amendment, from C.G. Huber, Jr., General Counsel for the Obligors, covering the matters set forth in Exhibit A, and covering such other matters incident to the transactions contemplated hereby as the holders or their counsel may reasonably request.

(i)  The Company shall have paid the fees and disbursements of the holders’ special counsel, Chapman and Cutler LLP, incurred in connection with the negotiation, preparation, execution and delivery of this Second Amendment and the transactions contemplated hereby which fees and disbursements are reflected in the statement of such special counsel delivered to the Company at the time of the execution and delivery of this Second Amendment.

(j)  Each Subsidiary Guarantor shall have consented to the terms of this Second Amendment by signing in the appropriate space on the signature page hereof.

Section 3.	Representations and Warranties.

Each Obligor, as to itself, hereby represents and warrants that as of the date hereof and as of the date of execution and delivery of this Second Amendment:

(a)  Each Obligor is duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation.

(b)  This Second Amendment, the Note Purchase Agreements, as amended hereby, and the Replacement Notes and the transactions contemplated hereby are within the corporate power of such Obligor, have been duly authorized by all necessary corporate action on the part of such Obligor, and this Second Amendment and (in the case of the Company only) the Note Purchase Agreements, as amended hereby, and the Replacement Notes have been duly executed and delivered by such Obligor and constitute legal, valid and binding obligations of such Obligor enforceable in accordance with their respective terms.

(c)  Immediately prior to and after giving effect to this Second Amendment, there are no Defaults or Events of Default under the Note Purchase Agreements, as amended hereby.

(d)  The execution, delivery and performance of this Second Amendment and (in the case of the Company only) the Note Purchase Agreements, as amended hereby, and the Replacement Notes by such Obligor does not and will not result in a violation of or default under (i) the articles of incorporation or bylaws of such Obligor, (ii) any agreement to which such Obligor is a party or by which it is bound or to which such Obligor or any of its properties is subject, (iii) any order, writ, injunction or decree binding on such Obligor, or (D) any statute, regulation, rule or other law applicable to such Obligor.

(e)  No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by such Obligor of this Second Amendment and (in the case of the Company only) the Note Purchase Agreements, as amended hereby, or the Replacement Notes.

(f)  No Obligor has paid or agreed to pay any fees or other consideration, or given any additional security or collateral, or shortened the maturity or average life of any indebtedness or permanently reduced any borrowing capacity, in each case, in connection with the obtaining of any consents or approvals of any Person in connection with the transactions contemplated hereby.

               (g)  All Obligors signatory to the Note Purchase Agreement and each Subsidiary Guarantee are a signatory to this Second Amendment.

                (h)  Other than this Second Amendment, the First through Ninth Supplements, and the First Amendment, there are no other amendments, modifications, supplements or waivers to the Note Purchase Agreement or any other Financing Agreement.

                  (i)  Each Subsidiary which is an obligor or guarantor in respect of the Bank Agreement or a guarantor in respect of any other Debt of the Company, including the Senior Notes contemplated by the Preliminary Offering Memorandum, is a Subsidiary Guarantor in respect of the Notes.

Section 4.	Miscellaneous.

Section 4.1.  Except as amended herein, all terms and provisions of the Note Purchase Agreements, the Replacement Notes and related agreements and instruments are hereby ratified, confirmed and approved in all respects.

Section 4.2.  Each Subsidiary Guarantor, for itself as a guarantor under the Subsidiary Guarantee, consents to the terms of this Second Amendment (including, specifically, but without limitation, Section 1 hereof) and reaffirms, ratifies and confirms (a) in all respects each and every obligation and covenant made by it in the Subsidiary Guarantee and (b) that the Subsidiary Guarantee remains the legal, valid and binding obligation of such Subsidiary Guarantor enforceable against such Subsidiary Guarantor in accordance with its terms.

Section 4.3.  Each reference in the Note Purchase Agreements to “this Agreement,” “hereunder,” “hereof,” or words of similar import in instruments or documents provided for in the Note Purchase Agreements or delivered or to be delivered thereunder or in connection therewith, shall, except where the context otherwise requires, be deemed a reference to the Note Purchase Agreement, as amended hereby.  All references in the Note Purchase Agreements and in any and all instruments or documents provided for therein or delivered or to be delivered thereunder or in connection therewith to any “Note” or “Notes” shall be deemed references to the applicable Replacement Note and Replacement Notes.

Section 4.4.  This Second Amendment shall be governed by and construed in accordance with the internal laws of the State of New York.

Section 4.5.  This Second Amendment and all covenants herein contained shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereunder.  All representations, warranties and covenants made by the Company herein shall survive the closing and the delivery of this Second Amendment.

Section 4.6.  This Second Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which, taken together, shall constitute but one and the same Second Amendment.  Delivery of an executed counterpart of this Second Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this Second Amendment.

[Signature Page Follows]

The execution hereof by the holders shall constitute a contract among the Company and the holders for the uses and purposes hereinabove set forth.

Ralcorp Holdings, Inc.

By: /s/ S. Monette
Name: S. Monette
Title: Corporate Vice President and Treasurer

Each of the undersigned, severally, hereby acknowledges, approves and agrees to the foregoing Second Amendment and ratifies and confirms each of its obligations under the Subsidiary  Guarantee.

Bremner, Inc.
Sugar Kake Cookie Inc. (f/k/a Cascade Cookie Company, Inc.)
Flavor House Products, Inc.
Nutcracker Brands, Inc.
RH Financial Corporation
Ripon Foods, Inc.
Heritage Wafers, LLC
The Carriage House Companies, Inc. (by itself and as successor by merger to The Torbitt & Castleman Company, LLC)
Value Added Bakery Holding Company
Ralcorp Frozen Bakery Products, Inc. (successor by merger to Bakery Chef, L.L.C.)
Community Shops, Inc.
The Bun Basket, Inc.
Lofthouse Bakery Products, Inc.
Medallion Foods, Inc.

By: /s/ S. Monette
Name: S. Monette
Title: Treasurer

This foregoing Second Amendment is hereby accepted and agreed to as of the date aforesaid.  The execution by each holder listed below shall constitute its respective several and not joint confirmation that it is the owner and holder of the Notes set opposite its name on Schedule I hereto.

The Northwestern Mutual Life Insurance Company

By /s/ David A. Barras
Name: David A. Barras
Its Authorized Representative

The Northwestern Mutual Life Insurance Company
For its Group Annuity Separate Account

By /s/ David A. Barras
Name: David A. Barras
Its Authorized Representative

Ralcorp Holdings, Inc.                                                                                                                                                                            Second Amendment

Metropolitan Life Insurance Company

METLIFE INVESTORS USA INSURANCE COMPANY
By: Metropolitan Life Insurance Company, its
Investment Manager

METROPOLITAN TOWER LIFE INSURANCE COMPANY
By: Metropolitan Life Insurance Company, its
Investment Manager

METLIFE INSURANCE COMPANY OF CONNECTICUT
By: Metropolitan Life Insurance Company, Its
Investment Manager

By /s/ Judith A. Gulotta
Name: Judith A. Gulotta
Title: Managing Director

Ralcorp Holdings, Inc.                                                                                                                                                                              Second Amendment

The Prudential Insurance Company of America

By /s/ Brian N. Thomas
Name: Brian N. Thomas
Title: Vice President

Gateway Recovery Trust

By:Prudential Investment Management, Inc.,
as Asset Manager

By:   /s/ Brian N. Thomas
Vice President

Gibraltar Life Insurance Co., Ltd.

By:Prudential Investment Management (Japan),
Inc., as Investment Manager

By:Prudential Investment Management, Inc.,
as Sub-Adviser

By:     /s/ Brian N. Thomas
Vice President

Mutual of Omaha Insurance Company

By:Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.
(as its General Partner)

By:    /s/ Brian N. Thomas
Vice President

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Prudential Retirement Insurance and
Annuity Company

By:Prudential Investment Management, Inc.,
as investment manager

By: /s/ Brian N. Thomas
Vice President

Security Benefit Life Insurance
Company, Inc.

By:Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Brian N. Thomas
Vice President

Farmers New World Life Insurance
Company

By:Prudential Private Placement Investors,
L.P. (as Investment Advisor)

By:Prudential Private Placement Investors, Inc.
(as its General Partner)

By: /s/ Brian N. Thomas
Vice President

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

ING Life Insurance and Annuity Company
ReliaStar Life Insurance Company

By:ING Investment Management LLC, as Agent

By          /s/  James V. Wittich
Name: James V. Wittich
Title: Senior Vice President

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Allstate Life Insurance Company

By
Name:

By
Name:

Authorized Signatories

Allstate Insurance Company

By
Name:

By
Name:

Authorized Signatories

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

AXA Equitable Life Insurance Company

By /s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

MONY Life Insurance Company

By /s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

MONY Life Insurance Company of America

By /s/ Amy Judd
Name: Amy Judd
Title: Investment Officer

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Massachusetts Mutual Life Insurance Company

By: Babson Capital Management LLC,
as Investment Adviser

By          /s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

C.M. Life Insurance Company

By: Babson Capital Management LLC,
as Investment Sub-Adviser

By         /s/ Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

MassMutual Asia Limited

By: Babson Capital Management LLC,
as Investment Adviser

By        /s/  Elisabeth A. Perenick
Name: Elisabeth A. Perenick
Title: Managing Director

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Teachers Insurance and Annuity Association of America

By /s/ Brian Roelke
Name: Brian Roelke
Title: Director

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Thrivent Financial for Lutherans

By /s/ Patricia Eitrheim
Name: Patricia Eitrheim
Title: Director

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

American General Assurance Company

The United States Life Insurance Company in the City of New York

The Variable Annuity Life Insurance Company

By: AIG Global Investment Corp., investment adviser

By: /s/ Peter DeFazio
Name: Peter DeFazio
Title: Managing Director

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Nationwide Life and Annuity Insurance Company

By /s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

Nationwide Mutual Insurance Company

By /s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

Nationwide Life Insurance Company

By /s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

Nationwide Life Insurance Company of America

By /s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

Nationwide Life and Annuity Company of America

By /s/ Mary Beth Cadle
Name: Mary Beth Cadle
Title: Authorized Signatory

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Connecticut General Life Insurance Company

By:Cigna Investments, Inc. (authorized agent)

                                                                                                              By       /s/ Deborah B. Wiacek
Name: Deborah B. Wiacek
Title: Senior Managing Director

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

The Lincoln National Life Insurance Company, successor by
merger to Jefferson Pilot Financial Insurance Company

By:  Delaware Investment Advisers, a series of Delaware Management
Business Trust, Attorney In Fact

By /s/ Alexander Alston
Name: Alexander Alston
Title: Vice President

Lincoln Life & Annuity Company of New York, successor by
merger to Jefferson Pilot LifeAmerica Insurance Company

By:  Delaware Investment Advisers, a series of Delaware Management
Business Trust, Attorney In Fact

By /s/ Alexander Alston
Name: Alexander Alston
Title: Vice President

The Lincoln National Life Insurance Company, successor by
merger to Jefferson-Pilot Life Insurance Company

By:  Delaware Investment Advisers, a series of Delaware Management
Business Trust, Attorney In Fact

By /s/ Alexander Alston
Name: Alexander Alston
Title: Vice President

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Phoenix Life Insurance Company

By /s/ K A McGah
Name: Kathleen A. McGah
Title: Vice President

PHL Variable Insurance Company

By /s/ K A McGah
Name: Kathleen A. McGah
Title: Vice President

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

GENWORTH LIFE INSURANCE COMPANY OF NEW YORK (as successor by merger to American Mayflower Life Insurance Company of New York)

By /s/ Annette M. Teders
Name: Annette M. Teders
Title: Investment Officer

GENWORKTH LIFE AND ANNUITY INSURANCE COMPANY (as successor by merger to First Colony Life Insurance Company)

By /s/ Annette M. Teders
Name: Annette M. Teders
Title: Investment Officer

GENWORTH LIFE AND ANNUITY INSURANCE COMPANY (as successor by merger to Federal Home Life Insurance Company)

By /s/ Annette M. Teders
Name: Annette M. Teders
Title: Investment Officer

Jamestown Life Insurance Company

By /s/ Annette M. Teders
Name: Annette M. Teders
Title:    Investment Officer

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

Genworth life and annuity insurance company

By /s/ Annette M. Teders
Name: Annette M. Teders
                                                                                                              Title:    Investment Officer

Ralcorp Holdings, Inc.                                                                                                                                                                               Second Amendment

CoBank, ACB

By /s/ S. Richard Dill
Name: S. Richard Dill
                                                                                                              Title:      Vice President